EXHIBIT 10.2

FORM OF SHARE CANCELLATION AGREEMENT

This SHARE CANCELLATION AGREEMENT (this “Agreement”), dated November 7, 2016 (the “Effective Date”), is entered into by and among (the “Company”), Makkanotti Group Corp., a Nevada corporation, (the “Company”), [ • ] (the “Cancelling Party”). The Company and Cancelling Party are also hereinafter individually and jointly referred to as “P(p)arty” and/or “P(p)arties”.

RECITALS

WHEREAS, as of the date hereof, the Cancelling Party is the owner of [ • ] shares of the Company’s common stock, par value $0.001per share; and

WHEREAS, concurrently herewith, the Parties and Cure Pharmaceutical Corp., a California corporation (“Cure Pharma”), are entering into a Share Exchange and Conversion Agreement (the “Exchange Agreement”), pursuant to which Cure Pharma will become a wholly owned subsidiary of the Company; and

WHEREAS, it is a condition precedent to the consummation of the Exchange Agreement that the Cancelling Party will enter into this Agreement, which will effectuate the cancellation of an aggregate [ • ] shares of the Company’s common stock owned by the Cancelling Party (the “Cancelled Shares”);

WHEREAS, the Cancelling Party acknowledges that it would benefit from the completion of the transactions contemplated by the Exchange Agreement; and

WHEREAS, the Cancelling Party is entering into this Agreement to, amongst other things, induce Cure Pharma to enter into the Exchange Agreement and the Cancelling Party acknowledges that Cure Pharma would not consummate the transactions contemplated by the Exchange Agreement unless the transactions contemplated hereby are effectuated in accordance herewith.

AGREEMENT

In consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1. Cancellation of Cancelled Shares. On the Effective Date, the Cancelling Party will deliver to the Company the necessary documentation for the cancellation of the stock certificates representing the Cancelled Shares, along with duly executed medallion guaranteed stock powers covering the Cancelled Shares (or such other documents acceptable to the Company’s transfer agent) and hereby irrevocably instructs the Company and the Company’s transfer agent to cancel the Cancelled Shares such that the Cancelled Shares will no longer be outstanding on the stock ledger of the Company and such that the Cancelling Party shall no longer have any interest in the Cancelled Shares whatsoever. The Company shall immediately deliver to the Company’s transfer agent irrevocable instructions providing for the cancellation of the Cancelled Shares. As of the Effective Date, the Cancelling Party hereby waives any and all rights and interests it has, had or may have with respect to the Cancelled Shares.

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2. Consideration for Share Cancellation. At the Closing, as consideration for the cancellation of the Cancelled Shares by the Cancelling Party, the Company shall deliver to the Cancelling Party a warrant for the purchase of up to [ • ] shares of the Company’s common stock (the “New Warrant”) with an exercise price per share of $2.00 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Company’s common stock that occur after the date of this Agreement) (the “Exercise Price”). The New Warrant shall be exercisable for period of four (4) years from its issuance date and shall include a call provision pursuant to which the Company shall have the right to call the exercise of all, or the remaining portion of the New Warrant outstanding and unexercised at the then-current Exercise Price on or at any time after the effective date of the Company’s listing of its common stock for trading on any of the following markets or exchanges: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the NYSE MKT LLC exchange or any other national securities exchange registered with the U.S. Securities and Exchange Commission (the “SEC”) under Section 6(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The shares of Company’s common stock issuable upon exercise of New Warrant are herein referred to as the “New Warrant Shares” and the New Warrant and the New Warrant Shares are herein together referred to as the “Securities.”

3. Effective Date. This Agreement shall become effective upon the execution of this Agreement. The transactions to occur at such place and time with respect to this Agreement are referred to herein as the “Closing”.

4. Release of Claims. At and subsequent to the Closing, the Cancelling Party, on behalf of its directors, shareholders, officers, legal representatives, affiliates and related entities hereby releases and forever discharges the Company, and its respective past, present and future officers, directors, partners, principals, agents, employees, affiliates, related entities, successors and assigns from any and all claims, demands, obligations, losses, causes of action, costs, expenses, attorneys’ fees and liabilities whatsoever, whether based on contract, tort, statutory or other legal or equitable theories of recovery, and whether known or unknown, asserted or unasserted, which in any way are based upon, arise out of or relate to the Cancelled Shares. The Parties intend that this Agreement cover all claims or possible claims based upon, arising out of or related to those matters referred to in the foregoing release, whether such claims or possible claims are known, unknown or hereafter discovered.

5. Representations by the Cancelling Party.

(a) The Cancelling Party owns the Cancelled Shares of record and beneficially free and clear of all liens, claims, charges, security interests, and/or encumbrances of any kind whatsoever. The Cancelling Party has sole control over the Cancelled Shares and/or sole discretionary authority over any account in which they are held. Except for this Agreement, no person/entity has any option or right to purchase or otherwise acquire the Cancelled Shares, whether by contract of sale or otherwise, nor is there a “short position” as to the Cancelled Shares.

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(b) The Cancelling Party has full right, power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Cancelling Party and constitutes a valid, binding obligation of the Cancelling Party, enforceable against it in accordance with its terms (except as such enforceability may be limited by laws affecting creditor's rights generally).

(c) Cancelling Party represents and warrants that it has the requisite authority and capacity to enter into this Agreement, as well as carry out the terms/conditions referenced herein. Additionally, Cancelling Party represents and warrants that its compliance with the terms and conditions of this Agreement and will not violate any instrument relating to the conduct of its business, or any other agreement which it may be a party, or any federal and state rules or regulations applicable to either Party.

(d) Cancelling Party is, and on the date which it exercises the New Warrant it will be, an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”), and was not organized for the specific purpose of acquiring the Securities. Cancelling Party has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Cancelling Party is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Cancelling Party has had the opportunity to ask questions and receive answers concerning the terms and conditions of its purchase of the Securities and to obtain any additional information from the Company that is necessary to verify the information furnished in the Company’s periodic, current and other reports required to be filed by it under the Exchange Act made with the SEC.

(e) Cancelling Party is (i) purchasing the New Warrant and (ii) upon exercise of the New Warrant will acquire the New Warrant Shares issuable upon exercise thereof, for investment purposes for its own account only and not with a view to, or for resale in connection with, any public sale or “distribution” thereof within the meaning of the Securities Act. Cancelling Party understands that the Securities have not been registered under the Securities Act or registered or qualified under the applicable securities law of any other jurisdiction in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Cancelling Party’s investment intent as expressed herein.

6. Representations and Warranties of the Company. The Company represents and warrants to Cancelling Party as of the date hereof as follows:

(a) Corporate Authorization; Enforceability. The execution, delivery and performance by the Company of this Agreement are within the corporate powers and have been, duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

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(b) Governmental Authorization. The execution, delivery and performance by the Company of this Agreement requires no consent, approval, order, authorization or action by or in respect of, or filing with, any governmental authority.

(c) Non-Contravention; Consents. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not (i) violate the articles of incorporation or bylaws of the Company, or (ii) violate any applicable law or order.

7. Restrictions on Transfer of Securities; Registrable Securities.

(a) Restrictions on Transferability. The Securities shall not be offered, sold, resold, pledged, assigned or otherwise transferred from Cancelling Party to a transferee (any such transferee, a “Holder”) other than (i) if such Securities have been registered for sale pursuant to an effective registration statement under the Securities Act or (ii) (A) in accordance with the provisions of Section 7 and Section 12 hereof, (B) in accordance with the applicable provisions of the New Warrant, and (C) where Cancelling Party shall have delivered to the Company an opinion of counsel, in a form acceptable to the Company and from counsel reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration. Cancelling Party will be required to notify any subsequent purchaser of any then-existing resale restrictions as set forth above. The Company shall be entitled to give stop transfer instructions to the transfer agent with respect to the Securities to enforce the foregoing restrictions.

(b) Restrictive Legends. Cancelling Party understands that the Securities have been issued (or will be issued in the case of the New Warrant Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and the Securities (or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) shall (unless otherwise permitted by the provisions hereof or the Warrants) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable federal or state securities laws):

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(c) Limitation on Transfer. Notwithstanding the other applicable provisions of this Agreement to the contrary, Cancelling Party agrees that it shall not transfer the Warrants to more than ten (10) holders, and each holder to whom all or part of any Warrant shall be transferred, by executing the assignment agreement attached to the Warrant, cannot transfer such Warrant to more than one holder.

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8. Further Assurances. Each Party to this Agreement will use its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement including, but not limited to the execution and delivery of such other documents and agreements as may be necessary to effectuate the cancellation of the Cancelled Shares.

9. Notices. Any and all notices and other communications hereunder shall be in writing and shall be deemed duly given to the party to whom the same is so delivered, sent, transmitted or mailed at addresses and contact information set forth on the signature pages hereof (or at such other address for a party as shall be specified by like notice). Any notices or other communications required or permitted hereunder shall be in writing, delivered via facsimile, email, U.S. nationally recognized overnight courier or by hand-delivery and shall be deemed sufficiently given, received and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via confirmed facsimile at the applicable facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Pacific Standard Time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via confirmed facsimile at the applicable facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Pacific Standard Time) on any Trading Day, (iii) the date of transmission, if such notice or communication is delivered via email at the applicable email address set forth on the signature pages attached hereto prior to 5:30 p.m. (Pacific Standard Time) on a Trading Day (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not immediately receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient), (iv) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the applicable email address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Pacific Standard Time) on any Trading Day (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not immediately receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient), (v) the second Trading Day following the date of mailing, if sent to the applicable address set forth in the signature pages hereto by internationally recognized overnight courier service, or (vi) the date of actual receipt by the party to whom such notice or communication is required or permitted to be given, if such notice or communication is hand-delivered to such party.

10. Entire Agreement; Amendments. This Agreement contains the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein, neither the Company nor the Cancelling Party makes any representation, warranty, covenant or undertaking with respect to such matters. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by both Parties. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

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11. Survival of Agreements, Representations and Warranties, etc. All representations and warranties contained herein shall survive the execution and delivery of this Agreement.

12. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. Cancelling Party may assign its rights under this Agreement to any person to whom Cancelling Party assigns or transfers any Securities, provided: (i) such transferor agrees in writing with the transferee or assignee for the assignment of such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of the name and address of such transferee or assignee, (iii) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Cancelling Party,” and (iv) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

13. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a Party or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state courts sitting in the County of Ventura, California or in the United States District Court in the Western Division of the Central District of California. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state courts sitting in the County of Ventura, California or in the United States District Court in the Western Division of the Central District of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via internationally recognized overnight courier service (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any Party shall commence an action or proceeding to enforce any provisions of the Agreement, then the prevailing Party in such action or proceeding shall be reimbursed by the other Party(s) for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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14. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

15. Miscellaneous. This Agreement embodies the entire agreement and understanding between the Parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement shall be held invalid or unenforceable for whatever reason, the remainder of this Agreement shall not be affected thereby and every remaining provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. This Agreement may be executed in any number of counterparts and by the Parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re-execute original forms hereof and deliver them in person to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense related to lack of authenticity.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

MAKKANOTTI GROUP CORP., a Nevada corporation

By:	/s/ Michael Hlavsa
Name:	Michael Hlavsa
Title:	President

Address for Notices:

________________________________________

________________________________________

Phone:  __________________________________

Fax:_____________________________________

Email:  ___________________________________

[ • ]

By:
Name:
Title:

Address for Notices:

________________________________________

________________________________________

Phone:  __________________________________

Fax:_____________________________________

Email:  ___________________________________

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